Rule 497(e)

File Nos. 333-01153 & 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated July 24, 2009

To the Prospectus dated May 1, 2009 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Effective immediately, the Janus Aspen Balanced Portfolio – Institutional Shares (the “Institutional Shares”) has changed its investment policy.

Accordingly, the following sentence is added to the end of the Janus Aspen Balanced Portfolio – Institutional Shares fund description in the “The Portfolios” section on page 21 of the Prospectus:

“Fixed-Income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products and short-term securities.”

*****

Effective immediately, the Janus Aspen Balanced Portfolio – Service Shares (the “Service Shares”) has changed its investment policy.

Accordingly, the following sentence is added to the end of the Janus Aspen Balanced Portfolio – Service Shares fund description in the “The Portfolios” section on page 22 of the Prospectus:

“Fixed-Income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products and short-term securities.”

*****

Effective immediately, the AllianceBernstein VPS International Growth Portfolio (the “Fund”) has amended its investment strategy.

Accordingly, the Fund description in the “The Portfolios” section on page 17 of the Prospectus is hereby replaced with the following:

AllianceBernstein VPS International Growth Portfolio–Class A Shares seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio consists of approximately 100 - 130 stocks. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Portfolio’s investments include investments in securities of companies that are established as a result of privatizations of state enterprises. Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.